UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 30, 2005

Armor Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-18863	59-3392443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13386 International Parkway, Jacksonville, Florida	32218
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (904) 741-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2005, Armor Holdings, Inc. (the ‘‘Company’’) adopted the terms of the Executive Deferred Compensation Plan of Armor Holdings, Inc., as amended by Amendment No. 1 to the Executive Deferred Compensation Plan of Armor Holdings, Inc. (as amended, the ‘‘Plan’’). The Plan is a deferred compensation plan to be offered to executive officers with the title ‘‘Vice President’’ or higher of the Company or, subject to the approval of the Company’s Senior Vice President of Human Resources, one of its direct or indirect wholly-owned domestic subsidiaries. The Plan is effective with respect to compensation earned on or after January 1, 2006. The Plan is an unfunded, nonqualified, deferred-compensation plan and is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. Section 409A restricts when payments can be made to participants from an unfunded, nonqualified, deferred-compensation plan, and prescribes the timing of deferral and payment elections by participants.

Upon executing and delivering an enrollment form, the Plan allows for participants to voluntarily defer up to 80% of their eligible base-salary compensation and up to 100% of their eligible bonuses or commissions for a specified period of years or until their retirement or other termination of employment. Participants may choose to receive payment of their deferred contributions in either a lump sum distribution or in annual payments over a period of between two and ten years. Commencing in February 2006, Fidelity Management Trust Company (‘‘Fidelity’’) will assume administrative responsibility for the Plan and participants will be able to direct the investment of their respective deferred contributions in Fidelity’s mutual funds made available to participants of the Plan.

The Plan is filed as exhibits to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 30, 2005.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are filed herewith as a part of this report:

Exhibit	Description
99.1	Executive Deferred Compensation Plan of Armor Holdings, Inc. (incorporated by reference to Exhibit 4.1 of our Registration Statement on Form S-8 (File No. 333-130016) filed with the Securities and Exchange Commission on November 30, 2005).
99.2	Amendment No. 1 to Executive Deferred Compensation Plan of Armor Holdings, Inc. (incorporated by reference to Exhibit 4.2 of our Registration Statement on Form S-8 (File No. 333-130016) filed with the Securities and Exchange Commission on November 30, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2005

ARMOR HOLDINGS, INC.

By: /s/ Philip A. Baratelli

Name: Philip A. Baratelli Title: Corporate Controller, Treasurer and Secretary